Income Taxes Expense (Benefit) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Current income tax expense:
Federal	$ 0	$ 0
State	0	0
Foreign	0	0
Current Income Tax Expense (Benefit)	0	0
Deferred income tax provision (benefit):
Federal	(2,905,000)	(2,857,000)
State	(564,000)	(555,000)
Foreign	(51,000)	48,000
Total deferred tax	(3,520,000)	(3,364,000)
Less increase in allowance	3,520,000	3,364,000
Net deferred tax	0	0
Total income tax expense (recovery)	$ 0	$ 0